UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2014

Hydrogen Future Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-138927	20-5277531
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Robinhood St., Suite 1100 Houston, Texas	77005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281)-436-6036

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Hydrogen Future Corporation (the “Company”) is filing this amendment No. 2 to Form 8-K (the “Form 8-K’), filed with the Securities and Exchange Commission on April 21, 2014 (the ‘Original Filing Date”), amended on August 7, 2014 (the “Amendment No.1”), solely to correct an inadvertent reference to shell corporation under Item 2.01 – Form 10 Disclosures.  The Company has never been a shell corporation and the reference to shell corporation has been removed in this amendment.

Other than the above mentioned change, no other changes have been made to the Form 8-K.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or Hydrogen Future to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “increase,” “forecast” and “guidance” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are based upon then-current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. There can be no assurance that the proposed Acquisition Agreement or the related transactions will occur as currently contemplated, or at all, or that the expected benefits from the transactions will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed Share Exchange include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the Share Exchange, the respective parties’ performance of their obligations under the Acquisition Agreement, and other factors affecting the execution of the transactions contemplated by the Acquisition Agreement. Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this Current Report on Form 8-K include, but are not limited to, the Company’s ability to promptly and effectively integrate the businesses of the Company and Hydrogen Future, any change in national and regional economic conditions, competitive factors in the markets served by the Company and Hydrogen Future, governmental regulation, industry consolidation, technological developments and major world news events.

In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this Current Report on Form 8-K may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition Agreement

As previously reported on Current Report on Form 8-K filed on April 28, 2014, Hydrogen Future Corporation (“we,” “our,” “us,” or the “Company”) entered into a definitive Acquisition Agreement (the “Acquisition Agreement”) with Hydra Fuel Cell Corporation (“Hydra”) and certain shareholders of Hydra (collectively the “Hydra Shareholders”) wherein the Company agreed to acquire all of the outstanding shares of common stock of Hydra Future in accordance with the Acquisition Agreement. In exchange for the Hydra shares, the Company will issue to the Hydra Shareholders a convertible preferred shares that is convertible into an amount equal to 100.2% of the then outstanding common stock of Hydrogen Future at the time of conversion, which is at the sole discretion of Hydra Shareholders.  This gives Hydra Shareholders an effective 50.1% equity interest in Hydrogen Future, post-conversion. The exchange of the Hydra shares for the Company’s common stock is referred to in this Current Report on Form 8-K as the “Share Exchange.” After the closing of the Share Exchange (the “Closing”), Hydra will become our wholly-owned subsidiary, and the Hydra Shareholders will own approximately 50.1% of our common stock, on an as converted, fully diluted basis.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 21, 2014, the transactions contemplated by the Acquisition Agreement closed (the “Closing”). Pursuant to the Acquisition Agreement, Hydra became a wholly-owned subsidiary of the Company and its operations and assets became the sole business of the Company, as described herein and the Hydra Shareholders owned on April 21, 2014 approximately 50.1% of our common stock, on an as converted, fully diluted basis.

FORM 10 DISCLOSURE

As disclosed elsewhere in this Current Report, effective on April 21, 2014, we acquired Hydra Fuel Cell Corporation through the Acquisition Agreement. Upon the acquisition of Hydra we have taken on the operations of Hydra. We have included this disclosure in order to disclose the details of our resulting new operations and management.

Please note that the information provided below relates to the combined company after the acquisition of Hydra, except that information relating to periods prior to the date of the acquisition only relate to the Company unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

History and Development of the Company

On April 21, 2014, Hydrogen Future Corporation closed its agreement to acquire Hydra Fuel Cell Corporation as a wholly-owned subsidiary.

Hydra Fuel Cell Corporation was incorporated in September 2005 for the purpose of developing hydrogen fuel cell units to power homes and small businesses.  Hydra has completed several development stages of the HydraStax® unit and completed the certification process and is now ready to manufacture and market the units.  Hydra installed two of its HydraStax® fuel cells in residences, one in Texas in October 2007 and one in Florida in December 2007, as “Beta Test demonstration units”.  These were milestones for Hydra and for the fuel cell industry.

Hydra believes that the HydraStax® unit's cost per kWh will be significantly below that of its competitors, giving them a competitive edge as a replacement for residential grid power. Hydra has received a financing commitment and expects to begin manufacturing the HydraStax® units in the fourth quarter of 2014.

Hydra has received two patents – US 7,445,647 B1 for a method for making fuel cells and US 7,776,485 B1 for a fuel cell stack including a housing for holding fuel cells.  It also has four patent pending applications that relate to the fuel products and a trademark for HYDRASTAX.

Employees

We employ 2 full-time personnel. We utilize various independent contractors for marketing, design, research, legal and accounting services. None of our employees are the subject of any collective bargaining agreement with us. We believe that our relationship with our employees is good.

Description of Property

The Company shares office space in Houston, Texas with American Security Resources, Inc. the former sole shareholder of Hydra Fuel Cell Corporation.  We believe that these facilities are suitable for our needs for the foreseeable future.

 Legal Proceedings

The Company presently is not a party to, nor is management aware of, any pending, legal proceedings.

Available Information

We are a fully reporting issuer, subject to the Securities Exchange Act of 1934. Our Quarterly Reports, Annual Reports, and other filings can be obtained from the SEC’s Public Reference Room at 100 F Street, NE., Washington, DC 20549, on official business days during the hours of 10 a.m. to 3 p.m. You may also obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission at http://www.sec.gov. Our internet website address is
http://www.hydrogenfuturecorp.com.

Risk Factors Affecting Future Operating Results

As the business of Hydra Fuel Cell Corporation will now become the primary business of the Company, the following risk factors relate to Hydrogen Future and its business.

Hydrogen Future is a development company with limited operating history which makes the evaluation of its future business prospects difficult.

You should consider, among other factors, our prospects for success in light of the risks and uncertainties encountered by companies that, like us, have a limited operating history. We may not successfully address these risks and uncertainties or successfully market our proposed new products. If we fail to do so, it could materially harm our business and impair the value of our common stock. Even if we accomplish these objectives, we may not generate the positive cash flows or profits we anticipate in the future. Hydra Fuel Cell Corporation has generated no revenue to date. Since its inception it principal activities has been the design of its business plan and the development of a hydrogen fuel cells. Unanticipated problems, expenses and delays are frequently encountered in establishing and developing new products, especially in the automobile industry. These include, but are not limited to, inadequate funding, lack of consumer acceptance, competition, product development, and inadequate sales and marketing. The failure by us to meet any of these conditions would have a materially adverse effect upon us and may force us to reduce or curtail operations. No assurance can be given that we can or will ever operate profitably.

If we are unable to meet our future capital needs, we may be required to reduce or curtail operations.

To date, we have relied on funding from investors and our officers and directors to fund operations. To date, we have not generated any revenue and have extremely limited cash liquidity and capital resources. Our future capital requirements will depend on many factors, including our ability to market our products successfully, cash flow from operations, and our ability to obtain financing in the capital markets. Our business plan requires additional funding beyond our anticipated cash flow from operations. Consequently, although we currently have no specific plans or arrangements for financing, we intend to raise funds through private placements, public offerings or other financings. Any equity financings would result in dilution to our then-existing stockholders. Sources of debt financing may result in higher interest expense and may expose the Company to liquidity problems. Any financing, if available, may be on unfavorable terms. If adequate funds are not obtained, we may be required to reduce or curtail operations. We anticipate that our existing capital resources will be adequate to satisfy our operating expenses and capital requirements for approximately 6 months. However, this estimate of expenses and capital requirements may prove to be inaccurate.

Our business will depend on certain key Hydrogen Future personnel, the loss of which would adversely affect our chances of success.

Hydrogen Future’s success depends to a significant extent upon the continued service of its senior management, key executives and consultants. We do not have “key person” life insurance policies on or any employment agreement with any of our officers or other employees. The loss of the services of any of the key members of senior management, other key personnel or consultants, or our inability to retain high quality subcontractor and mining personnel may have a material adverse effect on our business and operating results.

Our future growth is dependent upon consumers’ willingness to adopt electric hydrogen fuel cell units.

Our growth is highly dependent upon the adoption by consumers of, and we are subject to an elevated risk of any reduced demand for electrical energy sources. The market for alternative electrical energy sources is relatively new, rapidly evolving, characterized by rapidly changing technologies, price competition, additional competitors, evolving government regulation and industry standards and changing consumer demands and behaviors. Significant developments in alternative technologies, such ethanol, fuel cells or compressed natural gas, may materially and adversely affect our business and prospects in ways we cannot anticipate. Any failure by us and our manufacturer to develop new or enhanced technologies or processes, or to react to changes in existing technologies, could materially delay our development and introduction of new and enhanced hydrogen fuel cell units, which could result in the loss of competitiveness of our hydrogen fuel cell units, decreased revenue and a loss of market share to competitors.

The alternative electricity market is highly competitive, and we may not be successful in competing in this industry. We currently face competition from established competitors and expect to face competition from others in the future.

The worldwide hydrogen fuel cell unit market is highly competitive today and we expect it will become even more so in the future. We expect more competitors to enter these markets within the next several years and as they do so we expect greater significant competition.

Almost all of our current and potential competitors have significantly greater financial, manufacturing, marketing and other resources than we do and may be able to devote greater resources to the design, development, manufacturing, distribution, promotion, sale and support of their products. Virtually all of our competitors have more extensive customer bases and broader customer and industry relationships than we do. In addition, almost all of these companies have longer operating histories and greater name recognition than we do. Our competitors may be in a stronger position to respond quickly to new technologies and may be able to design, develop, market and sell their products more effectively.

Furthermore, certain large manufacturers offer financing and leasing options on their hydrogen fuel cell units and also have the ability to market hydrogen fuel cell units at a substantial discount, provided that the hydrogen fuel cell units are financed through their affiliated financing company. We do not currently offer discounts or leasing options on our hydrogen fuel cell units, which may put our hydrogen fuel cell units at a competitive disadvantage.

If our hydrogen fuel cell units fail to perform as expected, our ability to develop, market and sell our electric hydrogen fuel cell units could be harmed.

Our hydrogen fuel cell units may contain defects in design and manufacture that may cause them not to perform as expected or that may require repair. There can be no assurance that we will be able to detect and fix any defects in the hydrogen fuel cell units prior to their sale to consumers. Any product defects or any other failure of our performance electric hydrogen fuel cell units to perform as expected could harm our reputation and result in adverse publicity, lost revenue, delivery delays, product recalls, product liability claims, harm to our brand and reputation, and significant warranty and other expenses, and could have a material adverse impact on our business, financial condition, operating results and prospects.

If we are unable to address the service requirements of our existing and future customers our business will be materially and adversely affected.

If we are unable to successfully address the service requirements of our existing and future customers our business and prospects will be materially and adversely affected. In addition, we anticipate the level and quality of the service that we will provide our customers will have a direct impact on the success of our hydrogen fuel cell units. If we are unable to satisfactorily service our customers, our ability to generate customer loyalty, grow our business and sell additional electric hydrogen fuel cell units would be greatly impaired.

Although we have many years of experience working with electric hydrogen fuel cell units, we have no direct experience servicing our hydrogen fuel cell units.  We expect to receive three demonstration electric hydrogen fuel cell units in the late summer of 2014 and production models in the summer of 2015.

We plan to service our performance electric hydrogen fuel cell units through our company-owned service technicians. As we grow, we will need to increase our service capabilities, as well as hire and train significant numbers of new service technicians. There can be no assurance that these service arrangements will adequately address the service requirements of our customers to their satisfaction, or that we will have sufficient resources to meet these service requirement in a timely manner as the volume of hydrogen fuel cell units we are able to deliver annually increases.

Hydrogen Future stockholders will be able to control the Company.

As a result of the Acquisition of Hydra Fuel Cell Corporation, the stockholders of Hydra Fuel Cell Corporation were issued convertible preferred stock of the Company representing 102% of the Company’s outstanding common stock at the time of conversion, effectively giving the stockholders of Hydra Fuel Cell Corporation 51% ownership post conversion. Accordingly, the stockholders of Hydra Fuel Cell Corporation will have the ability to control the affairs of the Company for the foreseeable future.

Inadequate market liquidity may make it difficult to sell our stock.

There is currently a limited public market for our common stock, but we can give no assurance that there will always be such a market. Only a limited number of shares of our common stock are actively traded in the public market and we cannot give assurance that the market for our stock will develop sufficiently to create significant market liquidity and stable market prices. An investor may find it difficult or impossible to sell shares of our common stock in the public market because of the limited number of potential buyers at any time or because of fluctuations in our market price. In addition, the shares of our common stock are not eligible as a margin security and lending institutions may not accept our common stock as collateral for a loan.

We have not paid dividends in the past and do not expect to pay dividends in the future. Any return on investment may be limited to the value of our common stock.

We have never paid cash dividends on our common stock and do not anticipate doing so in the foreseeable future. The payment of dividends on our common stock will depend on earnings, financial condition and other business and economic factors affecting us at such time as our board of directors may consider relevant. If we do not pay dividends, our common stock may be less valuable because a return on your investment will only occur if our stock price appreciates.

There is a limited trading market for our common stock and if a market for our common stock does not further develop, our investors may be unable to sell their shares in a timely manner.

Although we are trading on the OTC Pink Sheets under the symbol “HFCO”, there is currently limited trading for our common stock and such market may not be sustained. If an active trading market is established for our common stock, the market price of our common stock may be significantly affected by factors such as actual or anticipated fluctuations in our operating results, general market conditions and other factors. In addition, the stock market has from time to time experienced significant price and volume fluctuations that have particularly affected the market prices of the shares of companies like Hydrogen Future, which may adversely affect the market price of our common stock in a material manner.

The regulation of “Penny” stocks by the SEC and FINRA may discourage the tradability of our common stock.

We are a “penny stock” company. Our securities are subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase “accredited investors” means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse’s income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale. Effectively, this discourages broker-dealers from executing trades in penny stocks. Consequently, the rule will affect the ability of purchasers in this offering to sell their securities in any market that might develop therefore because it imposes additional regulatory burdens on penny stock transactions.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate “penny stocks”. Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended. Because our securities constitute “penny stocks” within the meaning of the rules, the rules would apply to us and to our securities. The rules will further affect the ability of owners of shares to sell our securities in any market that might develop for them because it imposes additional regulatory burdens on penny stock transactions.

Shareholders should be aware that, according to Securities and Exchange Commission, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) “boiler room” practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired consequent shareholder losses. Our management is aware of the abuses that have occurred historically in the penny stock market.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Company has not included a discussion and analysis of its financial condition and results of operation as management believes a discussion of the Company’s past operations would not be indicative of its new line of business resulting from the above referenced acquisition of Hydra Fuel Cell Corporation. The Company’s new wholly-owned subsidiary, which is its operating company, has been in existence for a short period of time and has not generated any revenues and has conducted only limited research, development and marketing operations to date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the closing of the acquisition of Hydra Fuel Cell Corporation, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than five percent (5%) of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

As of June 30, 2014, our authorized capitalization was 10,200,000,000 shares of capital stock, consisting of 10,000,000,000 shares of common stock, $0.001 par value per share and 200,000,000 shares of preferred stock, par value $0.001.  As of July 11, 2014, there were 492,292,430 shares of our common stock outstanding, all of which were fully paid, non-assessable and entitled to vote.  Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders.

The following table sets forth, as of July 11, 2014, the number of shares of our common stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

Title of Class	Name of Beneficial Owner (1)	Number of Shares (2)	Percent of Class
Preferred and Common	Frank Neukomm	83,573,333	14.1%
	Robert Farr	83,594,708	14.1%
	James Twedt	11,351,112	1.9%
	All officers and directors as a group (2 persons)	178,519,153	30.2%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act and generally includes voting or investment power with respect to securities.

(2)	Frank Neukomm owns 50,000,000 shares of preferred stock and 33,573,333 shares of common stock
Robert Farr owns 50,000,000 shares of preferred stock and 33,594,708 shares of common stock
James Twedt owns 11,351,112 shares of common stock

OFFICERS AND DIRECTORS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships among any of the officers and directors.

Name	Age	Position(s)

Frank Neukomm	64	Chief Executive Officer and Director

Robert Farr	67	President, Chief Operating Officer and Director

James Twedt	76	Director

Frank Neukomm has an extensive background in finance, mergers & acquisitions, and sales & marketing.  He served as a senior executive of brokerage and M&A companies, software companies and telecom companies.  He was instrumental in industries as diverse as insurance, consumer retail goods, industrial services and wireless telecommunications.  Mr. Neukomm also arranged financing for and served as a director of several public companies.

Robert Farr, brings a 34 year diversified business background in operations leadership replete with examples of improved productivity and increased profits.  Broad experience with several Fortune 500 companies includes successes in marketing, customer relations, administration, finance, operations, new products and worldwide vendor selection/purchasing.  Mr. Farr’s recent experience includes securing and structuring funding for both public and private companies including debt and equity as well as international funding through the US Ex-IM Bank.  Mr. Farr has a BS in finance from Mississippi State University and was a U.S. Naval Officer in the Vietnam Conflict.

James R. Twedt, Director, has over forty years of public and private company accounting and management experience. He has been the President and CEO of Hydra Fuel Cell Corp. since inception and led the subsidiary from startup to production in less than twelve months. He previously served as CFO of Computer Automation Systems, Inc., a predecessor enterprise to American Security Resources Corp.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. There are no agreements with respect to the election of Directors. We have not compensated our Directors for service on our Board of Directors, any committee thereof, or reimbursed for expenses incurred for attendance at meetings of our Board of Directors and/or any committee of our Board of Directors. Officers are appointed annually by our Board of Directors and each Executive Officer serves at the discretion of our Board of Directors. We do not have any standing committees. Our Board of Directors may in the future determine to pay Directors’ fees and reimburse Directors for expenses related to their activities.

None of our Officers and/or Directors have filed any bankruptcy petition, been convicted of or been the subject of any criminal proceedings or the subject of any order, judgment or decree involving the violation of any state or federal securities laws within the past five (5) years.

Audit Committee

We do not have a standing audit committee of the Board of Directors. Management has determined not to establish an audit committee at present because of our limited resources and limited operating activities do not warrant the formation of an audit committee or the expense of doing so. We do not have a financial expert serving on the Board of Directors or employed as an officer based on management’s belief that the cost of obtaining the services of a person who meets the criteria for a financial expert under Item 401(e) of Regulation S-B is beyond its limited financial resources and the financial skills of such an expert are simply not required or necessary for us to maintain effective internal controls and procedures for financial reporting in light of the limited scope and simplicity of accounting issues raised in its financial statements at this stage of its development.

Certain Legal Proceedings

No director, nominee for director, or executive officer of the Company has appeared as a party in any legal proceeding, including any bankruptcy actions, material to an evaluation of his ability or integrity during the past ten years.

Code of Ethics

To date, we have not adopted a Code of Ethics applicable to our principal executive officer and principal financial officer because the Company has no meaningful operations. The Company does not believe that a formal written code of ethics is necessary at this time. We expect that the Company will adopt a code of ethics if and when the Company successfully completes a business combination that results in the acquisition of an on-going business and thereby commences operations.

Section 16 Compliance

Section 16(a) of the Exchange Act requires officers, directors and persons who own more than 10% of a registered class of our equity securities of a company that has a class of common stock registered under the Exchange Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of all forms filed pursuant to Section 16(a).

Based solely on a review of the copies of such reports furnished to us, we believe that our officers and directors and our principal stockholder who are required to file reports pursuant to Section 16(a) of the Exchange Act complied with all of the Section 16(a) filing requirements applicable to them with respect to the last fiscal year, except that our officers and directors and shareholder failed to file a Form 3 after we registered our common stock under Section 12(g) of the Securities Exchange timely. All of the Form 3’s have now been filed and the Company has taken action to insure that all future Section 16(a) reports are timely filed.

Executive Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended September 30, 2013 and 2012.

Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Frank Neukomm	2013	$0	$0	$155,000	$0	$0	$0	$155,000
Chief Executive Officer	2012	$0	$0	$0	$0	$0	$0	$0

Robert Farr	2013	$0	$0	$155,000	$0	$0	$0	$155,000
Chief Operating Officer	2012	$0	$0	$0	$0	$0	$0	$0

Outstanding Equity Awards

None.

Director Compensation

The table below lists the aggregate amount of payments that were made to directors during the year ended September 30, 2013.

Non-
	Fees			Equity	Nonqualified
	Earned or			Incentive	Deferred
	Paid in	Stock	Option	Plan	Compensation	All Other
	Cash	Awards	Awards	Comp.	Earnings	Compensation
Name	($)	($)	($)	($)	($)	($)(1)	Total ($)

Frank Neukomm	-	-	-	-	-	-	-
Robert Farr	-	-	-	-	-	-	-
James Twedt	-	-	-	-	-	-	-

We do not offer retirement benefit plans to our executive officers, nor have we entered into any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer at, or in connection with, the resignation, retirement or other termination of a named executive officer, or a change in control of the company or a change in the named executive officer’s responsibilities following a change in control. We do not have any standard arrangement for compensation of our directors for any services provided as director, including services for committee participation or for special assignments.

The Company does not have a compensation committee. Given the nature of the Company’s business, its limited stockholder base and the current composition of management, the board of directors does not believe that the Company requires a compensation committee at this time.

Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

(a)	Market Information

Our shares of common stock traded on the OTCBB under the symbol “AFLB.OB” until December 26, 2013. Commencing December 27, 2013, we now trade under the symbol HFCO.OB

The following table sets forth the high and low trade information for our common stock for each quarter for the quarter ended March 31, 2014 and the fiscal years ended September 30, 2013 and September 30, 2012.  The prices reflect inter-dealer quotations, do not include retail mark-ups, markdowns or commissions and do not necessarily reflect actual transactions.

Quarter ended	High	Low
March 2014	$0.0079	$0.0027
December 2013	$0.0 2	$0.0033
September 2013	$0.0 2	$0.0033
June 2013	$0.03	$0.0026
March 2013	$0.0495	$0.003
December 31, 2012	$0.02	$0.002
September 30, 2012	$0.02	$0.002
June 30, 2012	$0.012	$0.0025
March 31, 2012	$0.02	$0.005
December 31, 2011	$0.03	$0.01

(b) Holders

As of July 11, 2014, a total of 492,292,430 shares of the Company’s common stock are currently issued and outstanding. They are held by approximately 24 shareholders of record.

(c) Dividends

We have not declared or paid any dividends on our common stock and intend to retain any future earnings to fund the development and growth of our business. Therefore, we do not anticipate paying dividends on our common stock for the foreseeable future. There are no restrictions on our present ability to pay dividends to stockholders of our common stock, other than those prescribed by Nevada law.

(d) Securities Authorized for Issuance under Equity Compensation Plan

None.

Securities Authorized under Equity Compensation Plans

We do not have any equity compensation plans.

Repurchases of Equity Securities

None.

Recent Sales of Unregistered Securities

See “Item 3.02 Unregistered Sales of Equity Securities” below.

Certain Relationships and Related Transactions, and Director Independence

Related Party Transactions

The following information summarizes transactions we have either engaged in for the past three fiscal years, or propose to engage in, involving our executive officers, directors, more than 5% shareholders, or immediate family members of these persons. These transactions were negotiated between related parties without “arms-length” bargaining and, as a result, the terms of these transactions may be different than transactions negotiated between unrelated persons.

The Company has been a party to a sublease with a company controlled by Richard Azani, the Company’s former chief executive officer.  The sublease expired in January 2012 and the Company no longer pays rent.

Except as set forth above, there have been no related party transactions, or any other transactions or relationships required to be disclosed.

Director Independence

Our Common Stock is not quoted or listed on any national exchange or interdealer quotation system with a requirement that a majority of our board of directors be independent and therefore, the Company is not subject to any director independence requirements. Under NASDAQ Rule 5605(a)(2)(A), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Under such definition our three officers and directors would not be considered an independent director.

DESCRIPTION OF THE COMPANY’S SECURITIES

General

Our authorized capital stock consists of 10,000,000,000 shares of common stock, par value $0.001, and 200,000,000 shares of preferred stock, par value $0.001.

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issues upon exercise of stock options and/or warrants, will be fully paid and non-assessable.  Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our Directors, and the holders of the remaining shares by themselves cannot elect any directors.  Holders of common stock are entitled to receive dividends, if and when declared by the board of directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding.

Voting Rights

Each holder of common stock is entitled to one vote for each share of common stock held on all matters submitted to a vote of stockholders.

Dividends

Subject to preferences that may be applicable to any then-outstanding shares of preferred stock, if any, and any other restrictions, holders of common stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by the Company’s board of directors out of legally available funds.  The Company and its predecessors have not declared any dividends in the past.  Further, the Company does not presently contemplate that there will be any future payment of any dividends on common stock.

Transfer Agent

Our transfer agent is Transfer Online, located in Portland, Oregon.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

After the March 31, 2014, the company issued 237,114,427 shares for the conversion of debt.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

We are not aware of any arrangements that may result in a change in control of the Company.

 ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 21, 2014, in connection with the Acquisition Agreement Frank Neukomm became a member of our Board of Directors and Chief Executive Officer His biographical information is included above. In addition, also on April 21, 2014, and in connection with the Acquisition Agreement, Robert Farr became a director, President and Chief Operating Officer and James Twedt became a director. Both of their biographical information is include above.

Upon the appointment of the three new directors, Richard Azani, Ph.D. resigned as sole director and officer of the Company.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 6, 2013, the Company filed an Amendment to the Certificate of Designation of the Series A Preferred Stock of the Company with the Secretary of State of Nevada to increase the voting rights of the Series A Preferred Stock to 100 votes per share of Series A Preferred Stock.  A copy of the Certificate of Designation and the Amendment to Certificate of Designation after Issuance of a Class or Series are filed, respectively, with the December 9, 2013 Form 8-K.

On December 9, 2013, the Company received written consent from stockholders holding greater than a majority of the Company’s voting power to amend  its Amended and Restated Articles of Incorporation to increase the authorized shares of common stock  from Five Hundred Million (500,000,000) shares to Ten Billion (10,000,000,000) shares.  In addition, the stockholders approved a reverse stock split by a ratio up to one-for-1,000 (1:1,000), with the exact ratio to be set as a whole number within this range determined by the Board of Directors of the Company at a future date, which the Board may (but is not required to) effect on or before December 9, 2014 without further stockholder approval.  A copy of the Amendment dated December 9, 2013 to the Company’s Amended and Restated Articles of Incorporation  reflecting the increase in authorized shares of common stock is filed with the December 9, 2013 Form 8-K.

ITEM 7.01 REGULATION FD DISCLOSURE

On April 21, 2014, we issued a press release announcing the closing of the transaction for the acquisition of Hydra Fuel Cell Corporation. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any of the Company’s filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company specifically incorporates the foregoing information into those documents by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Included in this Report are the audited financial statements of Hydra Fuel Cell Corporation.

(b) Pro Forma Financial Information

Included in this Report are the pro-forma financial statements for Hydrogen Future Corporation.

(c) Exhibits

Exhibit Number	Description

3.1	Amended Articles of Incorporation

10.1	Acquisition Agreement dated as of April 21, 2014, among the Company, Hydra Fuel Cell Corporation and the Hydra Fuel Cell Corporation Shareholders. (1)

23.1	Consent of Hall Group CPA’s.

99.1	Press Release of the Company dated April 21, 2014.

(1) Incorporated by reference from our Current Report on Form 8-K filed with the Commission on April 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrogen Future Corporation

Date: August 5, 2014	By:	/s/ Frank Neukomm
Frank Neukomm, CEO

Hydra Fuel Cell Corporation

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Hydra Fuel Cell Corporation

We have audited the accompanying balance sheets of Hydra Fuel Cell Corporation (the ‘Company”) as of December 31, 2013 and 2012, and the related statements of operations, stockholders’ equity, and cash flows for the two years ended December 31, 2013.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based upon our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hydro Fuel Cell Corporation. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the two years ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 2 to the financial statements.  The Company has no revenue, has recurring losses, has significant negative working capital and has a substantial shareholder’s deficit.  These conditions raise substantial doubt about its ability to continue as a going concern.  Management’s plan in regard to these matters are also described in Note 2.  The financial statements do not included any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

/S/ The Hall Group, CPA’s
The Hall Group, CPA’s
Dallas, Texas
August 4, 2014

HYDRA FUEL CELL CORPORATION
BALANCE SHEETS
December 31, 2013 and 2012

	2013	2012
ASSETS
Cash in bank	$2,919	$455
Advances to employees	5,000	0
Total Current Assets	7,919	455

Other assets	0	0

TOTAL ASSETS	$7,919	$455

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Advances from parent company	$4,334,242	$4,318,818
Loans from parent company	766,706	766,706
Promissory note payable	218,009	218,009
Advances from Hydrogen Future Corporation	123,500	0
Accrued interest payable – parent company	178,584	117,490
Accrued interest payable	35,425	22,345
Other current liabilities	87,187	72,153
Total Current Liabilities	5,743,653	5,515,521
Long Term Liabilities	0	0
Total Liabilities	5,743,653	5,515,521

SHAREHOLDERS' EQUITY
Common stock, 100,000,000 shares authorized; $.001 par value; 100,000,000 and 100,000,000 shares issued and outstanding	100,000	100,000
Additional paid-in capital	685,000	685,000
Accumulated deficit during the development stage	(6,520,734)	(6,300,066)
Total Shareholders' (Deficit)	(5,735,734)	(5,515,066)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$7,919	$455

The accompanying notes are an integral part of these financial statements.

HYDRA FUEL CELL CORPORATION
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	Year Ended December 31, 2013	Year Ended December 31, 2012

General and administrative expenses	$144,679	$44,690
Total Expenses	144,679	44,690

Operating Loss	(131,459)	(44,690)

Interest expense	(75,989)	(72,572)
Total Other (Expense)	(75,989)	(72,572)

Net Loss	$(220,668)	$(117,262)

Loss per share - basic and fully diluted	$(.01)	$(.01)

Weighted average no. of shares outstanding	100,000,000	100,000,000

The accompanying notes are an integral part of these financial statements.

HYDRA FUEL CELL CORPORATION
STATEMENT OF SHAREHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	Number of Shares	Common Par value	Additional Paid-in Capital	Accumulated Deficit During the Development Stage	Total

Balance, 12/31/2011	75,000	-	785,000	(6,182,804)	(5,397,729)

Issuance of shares to Parent Company	99,925,000	100,000	(100,000)		-
Net loss				(117,262)	(117,262)

Balance, 12/31/2012	100,000,000	100,000	685,000	(6,300,066)	(5,515,066)
Net loss				(220,668)	(220,668)
Balance, 12/31/2013	100,000,000	$100,000	$685,000	$(6,520,734)	$(5,735,734)

The accompanying notes are an integral part of these financial statements.

HYDRA FUEL CELL CORPORATION
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	Year Ended December 31, 2013	Year Ended December 31, 2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(220,668)	$(117,262)
Adjustments to reconcile net loss to net cash from operating activities:
Change in operating assets and liabilities:
Advances to employees	(5,000)	0
Accrued interest payable	13,080	13,080
Accrued interest payable – parent – ARSC	61,094	59,492
Other accrued expense	13,220	0
Net cash (used in) operating activities	(138,274)	(44,690)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	0	0
Net cash (used in) investing activities	0	0

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances from parent company	15,44	45,220
Advances from Hydrogen Future Corporation	123,500	0
Proceeds from promissory note	0	0
Recording of initial capitalization	0	(75)
Net borrowings/(pay downs) on line of credit	1,814	0
Net cash provided from financing activities	140,738	45,145

Net change in cash and cash equivalents	2,464	455
Cash and cash equivalents, beginning of period	455	0
Cash and cash equivalents, end of period	$2,919	$455

Supplemental disclosure of non-cash financing activities:
Cash paid for interest	$0	$0

The accompanying notes are an integral part of these financial statements

HYDRA FUEL CELL CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2013 and 2012

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Hydra Fuel Cell Corporation (“The Company” or “HYDRA”) was incorporated in the state of Nevada on September 19, 2005.  The Company is developing a business to manufacture fuel cells powered by hydrogen.   HYDRA is a wholly owned subsidiary of American Security Resources Corporation (“ARSC”).

Basis of Presentation

The financial statements include the accounts of Hydra Fuel Cell Corporation and are presented in accordance with generally accepted accounting principles.

Significant Accounting Policies

The Company’s management selects accounting principles generally accepted in the United States of America and adopts methods for their application.  The application of accounting principles requires the estimating, matching and timing of revenue and expense.

The financial statements and notes are representations of the Company’s management which is responsible for their integrity and objectivity. Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud.  The Company's system of internal  accounting control is designed to assure, among other items, that  1) recorded  transactions  are valid;  2) valid  transactions  are recorded;  and  3) transactions  are  recorded in the proper  period in a timely  manner to produce financial  statements which present fairly the financial  condition,  results of operations  and cash  flows of the  Company  for the  respective  periods  being presented.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, HYDRA considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Advertising

The Company incurred $15,000 and $0 advertising fees in 2013 and 2012, respectively.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740, “Income Taxes” (previously referred to as Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes,” and FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”). Under ASC 740, the Company recognizes deferred tax assets and liabilities for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the Company expects those temporary differences to be recovered or settled.    The Company records valuation allowances to reduce the deferred tax assets to the amount expected to be realized by considering all available positive and negative evidence.

Pursuant to ASC 740, the Company must consider all positive and negative evidence regarding the realization of deferred tax assets, including past operating results and future sources of taxable income. Under the provisions of ASC 740-10, it was determined that the net deferred tax asset needed to be fully reserved given recent results of operations and the uncertainty of future taxable income.

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, also included in ASC 740. The Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attributes of income tax positions taken or expected to be taken on a tax return. Under FIN 48, the impact of an uncertain tax position taken or expected to be taken on an income tax return must be recognized in the financial statements at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized in the financial statements unless it is more likely than not of being sustained.

Basic and Diluted Earnings (Loss) Per Share

Earnings (loss) per share are calculated in accordance with ASC 260 “Earnings per Share” (formerly SFAS No. 128, “Earnings per Share”).   The weighted average number of common shares outstanding during each period is used to compute basic earnings (loss) per share.  Diluted earnings per share are computed using the weighted average number of shares and potentially dilutive common shares outstanding.   Dilutive potential common shares are additional common shares assumed to be exercised.     Potentially dilutive common shares consist of stock options and are excluded from the diluted earnings per share computation in periods where the Company has incurred a net loss, as their effect would be considered anti-dilutive.

There were no potentially dilutive common stock equivalents as of December 31, 2013 and 2012, therefore basic earnings per share equals diluted earnings per share for the year ended December 31, 2013 and 2012, respectively. The Company had no options outstanding at December 31, 2013 and 2012.

Employee Benefit Plans

The Company has no employee benefit plans.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable and accounts payable. Management believes that the carrying values of these assets and liabilities are representative of their respective fair values based on their short-term nature.

Impact of New Accounting Standards

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

NOTE 2 - GOING CONCERN

As shown in the accompanying financial statements, HYDRA has no revenue, has recurring losses, has significant negative working capital and has substantial shareholder’s deficit.  These conditions create an uncertainty as to HYDRA’s ability to continue as a going concern. Management is trying to raise additional capital through sales of common stock either through private placements or public offerings, as well as seeking other sources of funding. There are no assurances that HYDRA will be able to achieve a level of revenues adequate to generate sufficient cash flow from operations or obtain the additional financing through private placements or public offerings to support the investment in HYDRA’s fuel cell technology. If these funds are not available HYDRA may not continue its operations or execute its business plan. The conditions raise substantial doubt about HYDRA’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should HYDRA be unable to continue as a going concern.

NOTE 3 – PROMISSORY NOTE

At December 31, 2013 and 2012, the Company had a promissory note payable dated April 14, 2011 to its law firm in the amount of $218,009 due on demand bearing interest at the rate of six percent per annum.

NOTE 4 – OTHER CURRENT LIABILITIES

The Company had a revolving line of credit with a major financial institution.   The credit line was in default as of December 31, 2013 and 2012 and originally carried an interest rate of 7.24%.    The Company owes $28,273 and $26,459 as of December 31, 2013 and 2012 under this obligation.  In addition, the Company has a credit card balance due of $10,694 as of December 31, 2013 and 2012.  Current liabilities also include accrued legal fees and employment taxes.

NOTE 5 - COMMON STOCK

The Company was incorporated in the state of Nevada on September 19, 2005 and is authorized to issue 100,000,000 shares of common stock at a par value of $0.001 per share and 1,000,000 shares of preferred stock at a par value of $0.001 per shares.

In the Company’s organizational meeting on September 26, 2005, the board approved that American Security Resources Corporation is the owner of 75,000 shares of common stock and in 2012 increased the number to 100,000,000 shares of common stock, being 100% of the issued and outstanding shares.

At December 31, 2013 there are no shares of preferred stock issued by the Company.

There are no options or warrants outstanding.   Additionally, there are no qualified or non-qualified employee, pension, profit sharing, stock option or other plans.

NOTE 6 - INCOME TAXES

HYDRA uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. During fiscal 2013 and 2012, HYDRA incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward and temporary differences has been fully reserved. The cumulative net operating loss carry-forward is approximately $6,900,000 at December 31, 2013 and will expire in the years 2022 and 2032. The resulting deferred tax asset arising from NOL carry forwards of $2,415,000 has been fully reserved as of December 31, 2013.

NOTE 7 - RELATED PARTY TRANSACTIONS

HYDRA is a wholly-owned subsidiary of American Security Resources Corporation and has received advances of $4,334,242 and $4,618,818 at December 31, 2013 and 2012, respectively.

HYDRA is also obligated to American Security Resources Corporation for funds, including accrued interest expense, advanced to it from loans obtained by American Security Resources.  The total of the loans was $766,706 December 31, 2013 and 2012, respectively.  The total accrued interest payable was $178,584 and $117,490 at December 31, 2013 and 2012, respectively.

As disclosed in Note 8 below, on April 21, 2014, Hydrogen Future Corporation (OTCQB:HFCO)  completed the acquisition of Hydra Fuel Cell Corporation (“Hydra”) from American Security Resources Corporation (Pink Sheets: ARSC).   At December 31, 2103, HFCO had advance HYDRA $123,500 for operating expenses.

NOTE 8 – SUBSEQUENT EVENTS

On April 21, 2014, Hydrogen Future Corporation (OTCQB: HFCO) completed the acquisition of Hydra Fuel Cell Corporation (“Hydra”) from American Security Resources Corporation (Pink Sheets: ARSC). Hydra has developed advanced hydrogen fuel cell technology which it initially intends to deploy as residential and small commercial grid replacement for electric generation.

Under the agreement to acquire Hydra, HFCO acquired 100% of the common stock of Hydra in exchange for a convertible preferred share issued to ARSC. The preferred share is convertible into an amount equal to 100.2% of the then outstanding common stock of HFCO at the time of conversion, which is at the sole discretion of ARSC. This gives ARSC an effective 50.1% equity interest in HFCO.

Although an all-stock transaction, HFCO was required to have secured sufficient funding commitments to fund Hydra’s production startup before it could close the acquisition. Such commitments were completed just recently.

Frank Neukomm, Hydra Fuel Cell Corporation’s Chief Executive Officer and Chairman of the Board, and Robert Farr, President, Chief Operations Officer and Director, hold the same positions in HFCO and ARSC.  James Twedt is also a director of Hydra, HFCO and ARSC.

Hydrogen Future Corp and Subsidiary
Unaudited Pro Forma Condensed Combined Balance Sheet
September 30, 2013

	Hydrogen	Hydra Fuel	Pro Forma		Pro Forma
	Future Corp	Cell Corporation	Adjustments		Combined
Assets

Current assets:
Cash	$-	$2,919	$0		$2,919
Other receivables	3,194	5,000			8,194

Total current assets	3,194	7,919	0		11,113

Property and equipment, net	199,567				199,567

Debt issue costs – net	15,983				15,983

Total assets	$218,744	$7,919	$0		$226,663

Liabilities and stockholders’ equity (deficit)

Current Liabilities
Accounts payable and accrued liabilities	$122,609	$0			122,609
Accounts payable – related party	415,719	4,334,242			4,749,961
Loans from parent company		766,706			766,706
Promissory note payable	0	218,009			218,009
Advances from Hydrogen Future Corp	0	123,500			123,500
Accrued interest payable	74,247	214,009			288,256
Other current liabilities	0	87,187			87,187
Notes/Advances payable – related party	27,173				27,173
Derivative liability	1,337,315				1,337,315
Convertible debt – net	591,738	-			591,738

Total current liabilities	2,568,801	5,743,653	0		8,312,454

Stockholders’ equity (deficit)
Preferred stock; $0.001par value	100,000	-	785,000	(a)	885,000

Common stock; $0.001 par value	100,000	100,000	(100,000	) (a)	100,000
Additional paid-in capital	2,609,577	685,000	(685,000	) (a)	2,609,577
Deficit accumulated during the
Development stage	(5,160,139)	(6,520,734)			(11,680,873)
Accumulated other comprehensive income	505	0			505

Total stockholders’ deficit	(2,350,057)	(5,735,734)	0		(8,085,791)

Total liabilities and stockholders’ equity (deficit)	$218,744	$7,919	$0		$226,663

Hydrogen Future Corp and Subsidiary
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended September 30, 2013

	Hydrogen	Hydra Fuel		Pro Forma	Pro Forma
	Future, Inc.	Cell Corporation		Adjustments	Combined

Operating revenue	$-	$-		$-	$-

Operating expenses:

General and Administrative expenses	761,052	144,679			905,731

Total Operating Expenses	761,052	144,679			905,731

Other (Expense) Income
Interest expense	(235,661)	(75,989)			(311,650)
Derivative expense	(227,264)		0		(227,264)
Change in fair value of derivative Liability	(994,808)		0		(994,808)
Loss on retirement of debt	(202,360)		0		(202,360)

Total Other (Expenses) Income	(1,660,093)	(75,989)		-	(1,736,082)

Net loss	$(2,421,145)	$(220,668)		$-	$(2,641,813)

Net loss per share, basic					$(0.04)
Net loss per share, diluted					$(0.03)

Weighted average common equivalent shares outstanding, basic					72,525,229
Weighted average common equivalent shares outstanding, diluted					99,997,757

Hydrogen Future Corp and Subsidiary
Unaudited Pro Forma Condensed Combined Balance Sheet
March 31, 2014

	Hydrogen	Hydra Fuel	Pro Forma			Pro Forma
	Future Corp	Cell Corporation	Adjustments			Combined
Assets

Current assets:
Cash	$29,157	$402	$			$29,559
Other receivables	3,194	3,529				6,723

Total current assets	32,351	3,931				36,282

Property and equipment, net	182,501	0				182,501

Debt issue costs – net	8,828	0				8,828

Total assets	$223,680	$3,931	$			$227,611

Liabilities and stockholders’ equity (deficit)

Current Liabilities
Accounts payable and accrued liabilities	$122,610	$0				122,610
Accounts payable – related party	415,719	4,334,242				4,749,961
Loans from parent company	0	766,706				766,706
Promissory note payable	0	218,009				218,009
Advances from Hydrogen Future Corp	0	124,690				124,690
Accrued interest payable	104,465	235,972				340,437
Other current liabilities	0	87,187				87,187
Notes/Advances payable – related party	27,173	0				27,173
Common stock to be issued	41,750	0				41,750
Derivative liability	198,467	0				198,467
Convertible debt – net	755,895	0				755,895

Total current liabilities	1,666,079	5,766,806				7,432,885

Stockholders’ equity (deficit)
Preferred stock; $0.001par value	100,000	-		785,000	(a)	885,000

Common stock; $0.001 par value	255,178	100,000		(100,000	) (a)	255,178
Additional paid-in capital	10,082,033	685,000		(685,000	) (a)	10,082,033
Deficit accumulated during the
Development stage	(11,880,115)	(6,547,875)				(18,427,990)
Accumulated other comprehensive income	505	0				505

Total stockholders’ deficit	(1,442,399)	(5,762,875)		0		(7,205,274)

Total liabilities and stockholders’ equity (deficit)	$223,680	$3,931		$0		$227,611

Hydrogen Future Corp and Subsidiary
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Three Months Ended March 31, 2014

	Hydrogen	Hydra Fuel	Pro Forma	Pro Forma
	Future, Inc.	Cell Corporation	Adjustments	Combined

Operating revenue	$-	$-	$-	$-

Operating expenses:

General and Administrative expenses	5,349,454	5,178		5,354,632
Total Operating Expenses	5,349,454	5,178		5,354,632

Other (Expense) Income
Interest expense	(176,507)	(21,963)		(198,470)
Derivative expense	(1,067,424)			(1,067,424)
Change in fair value of derivative Liability	917,897			917,897
Loss on retirement of debt	(1,825,105)			(1,825,105)
Total Other (Expenses) Income	(2,151,139)	(21,963)	-	(2,173,102)

Net loss	$(7,500,593)	$(27,141)	$-	$(7,527,734)

Net loss per share, basic				$(0.07)
Net loss per share, diluted				$(0.04)

Weighted average common equivalent shares outstanding, basic				102,394,546
Weighted average common equivalent shares outstanding, diluted				202,394,546

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

1. Basis of Pro Forma Presentation

The Unaudited Pro Forma Condensed Combined Financial Statements and explanatory note give effect to the combination of Hydrogen Future Corp (Hydrogen Future) and Hydra Fuel Cell Corporation (Hydra). The acquisition was accounted for under the purchase method of accounting.

The unaudited pro forma condensed combined balance sheet at September 30, 2013 (year-end for Hydrogen
Future) and Hydra (year-end December 31, 2013) gives effect to the acquisition as if it had occurred on September 30, 2013. The unaudited pro forma condensed statement of operations for the year ended September 30, 2013 gives effect to the acquisition as if it had occurred on October 1, 2012 by combining Hydrogen Future’s year ended September 30, 2013 operations and Hydra’s year ended December 31, 2013 operations.

The unaudited pro forma condensed combined financial statements are based on the historical financial statements of Hydrogen Future and Hydra after giving the effect to the acquisition, as well as the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the consolidated results of operations or financial position of the Company that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial position of the Company. This information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial statements, the historical consolidated financial statements and accompanying notes of Hydrogen Future’s annual report filed on Form 10-K/A for the year ended September 30, 2013, filed on March 19, 2014, and the financial statements of Hydra for the year ended December 31, 2013 included in this Current Report on Form 8-K/A.

2. Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed combined financial statements:

(a)	To eliminate the historical Common stock and Additional paid-in capital accounts of Hydrogen Fuel Cell Corporation